Supplement, dated April 7, 2006, to the
                      Prospectuses, dated February 1, 2006,
                                       of
                Seligman Investment Grade Fixed Income Fund, Inc.
                                  (the "Fund")

Capitalized terms used but not defined in this Supplement shall have the meanings given to such terms in the Fund's Prospectuses.

The following information supersedes and replaces the information contained under the caption "Portfolio Management" on page 7 of the Fund's Prospectuses:

The Fund is managed by Seligman's Investment Grade Team. The Investment Grade Team is headed by Mr. Francis L. Mustaro. Mr. Mustaro, a Senior Vice President, Investment Officer of Seligman, is Portfolio Manager of the Fund. In addition to his responsibilities in respect of the Fund, Mr. Mustaro is Portfolio Manager of Seligman Cash Management Fund, Inc., Seligman U.S. Government Securities Fund (a series of Seligman High Income Fund Series) and Seligman Investment Grade Fixed Income Portfolio and Seligman Cash Management Portfolio (each a portfolio of Seligman Portfolios, Inc.). He is also Co-Portfolio Manager of Seligman Income and Growth Fund, Inc. Mr. Mustaro joined Seligman in April 2006. Prior to joining Seligman, Mr. Mustaro was a Senior Portfolio Manager, Core Fixed Income Group of Citigroup Asset Management ("CAM") since 1995, a Managing Director of CAM since 2004 and, prior thereto, a Director of CAM since 2000.

The Fund's Statement of Additional Information provides additional information about the compensation of the Portfolio Manager, other accounts managed by the Portfolio Manager, and the Portfolio Manager's ownership of securities of the Fund.

                     Supplement, dated April 7, 2006, to the
          Statement of Additional Information, dated February 1, 2006, of
                Seligman Investment Grade Fixed Income Fund, Inc.
                                  (the "Fund")

Capitalized terms used but not defined in this Supplement shall have the meanings given to such terms in the Fund's Statement of Additional Information, dated February 1, 2006 (the "SAI").

The second biography under the caption "Management of the Fund - INTERESTED DIRECTORS AND PRINCIPAL OFFICERS" on page 9 of the SAI relating to Mr. Mahony is hereby deleted in its entirety.

The following information supersedes and replaces the information contained under the caption "Portfolio Manager -- Other Accounts Managed By Portfolio Manager" (including the introductory paragraph under the heading "Portfolio Manager") on page 21 of the SAI:

The following table sets forth certain additional information with respect to the portfolio manager of the Fund. Unless noted otherwise, all information is provided as of March 31, 2006.

Other Accounts Managed by Portfolio Manager. The table below identifies, for the portfolio manager, the number of accounts managed (other than the Fund) and the total assets in such accounts, within each of the following categories: registered investment companies, other pooled investment vehicles, and other accounts. None of the accounts noted below has an advisory fee based on performance of the account.

------------------------------------------------------------------------------------------------------
   Portfolio Manager       Registered Investment     Other Pooled Investment        Other Accounts
                                 Companies                   Vehicles
------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------
Francis L. Mustaro        5 Registered Investment       1 Pooled Investment     35 Other Accounts with
                               Company with                Vehicle with          approximately $435.3
                           approximately $343.5         approximately $3.9              million
                          million in total assets     million in total assets    in total assets under
                              under management.           under management.            management.
------------------------------------------------------------------------------------------------------

The following information supersedes and replaces the information contained under the caption entitled "Portfolio Manager -- Compensation/Material Conflicts of Interest -- Compensation" which begins on page 21 of the SAI:

For 2006, as compensation for his responsibilities, Mr. Mustaro is entitled to receive a base salary and fixed bonus and may also be entitled to receive a discretionary bonus.

Discretionary bonuses for investment professionals are subjective and based on numerous qualitative and quantitative factors. The factors, which have no pre-determined weightings and may apply differently from person to person, may include, among other things, the portfolio manager's relative investment performance versus one or more competitive universes or benchmarks for periods noted above and Seligman's overall profitability and profitability attributable to the assets under management for the portfolio manager's investment team.

The structure of the portfolio manager's compensation may be modified from time to time to reflect, among other things, changes in responsibilities or the competitive environment.

The following information supersedes and replaces the information contained under the caption entitled "Portfolio Manager -- Securities Ownership" on page 22 of the SAI.

As of April 7, 2006, Mr. Mustaro did not own shares of the Fund.